SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): November 12, 2003

VENTIV HEALTH, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-30318 (Commission File Number)	52-2181734 (I.R.S. Employer Identification No.)

VANTAGE COURT NORTH

200 COTTONTAIL LANE

SOMERSET, NEW JERSEY 08873

(Address of Principal Executive offices) (Zip Code)

(800) 416-0555

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if changed Since Last Report)

Ventiv Health, Inc.

CURRENT REPORT ON FORM 8-K

Item 12. Results of Operations and Financial Condition.

On November 12, 2003, Ventiv Health, Inc. (the “Company”), issued a press release announcing its financial results for the period ended September 30, 2003. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 hereto and is incorporated herein by reference.

On November 13, 2003, the Company held a conference call in connection with the announcement of its financial results for the period ended September 30, 2003. A transcript of the Company’s conference call is furnished herewith as Exhibit 99.2 hereto and is incorporated herein by reference.

The conference call transcript includes comparative “EBIT” and “EBIT margin” data. “EBIT” as used in the conference call transcript (and to calculate “EBIT margin” as used in the conference call transcript) means earnings from continuing operations before interest and taxes and is calculated excluding the Company’s divested Communications and European Contract Sales businesses. Management believes that EBIT from continuing operations and the corresponding EBIT margin provide measures that are useful to investors in assessing the Company’s performance, in terms of profitability and cash flow, on a consistent basis from period to period. The following table reconciles the historical EBIT from continuing operations and EBIT margin data included in the conference call transcript to the Company’s net earnings for the relevant periods:

	Three Months Ended,
(Unaudited, in thousands)	September 30, 2003	September 30, 2002	June 30, 2003
Net earnings (losses)	$(3,118)	$4,299	$(1,832)
Add backs:
Losses (earnings) from discontinued operations	6,078	(3,283)	3,585
Income tax provision	1,814	623	1,075
Net interest expense	33	470	17
Gain on sale of real estate	—	—	(392)

EBIT from continuing operations	$4,807	$2,109	$2,453

Revenues	$59,291	$46,888	$46,239

EBIT margin from continuing operations	8.1%	4.5%	5.3%

The following table reconciles the EBIT guidance data included in the conference call transcript to the Company’s 2004 net earnings guidance:

(Range estimates in millions)	Twelve Months Ended December 31, 2004
Net earnings (losses)	$7.4-$8.5
Add backs:
Losses (earnings) from discontinued operations	—
Income tax provision	4.5-5.3
Net interest expense	0.1-0.2

EBIT from continuing operations	$12-$14

The information in this Current Report on Form 8-K shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Current Report on Form 8-K shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks that may cause the Company’s performance to differ materially. Such risks include, without limitation: changes in trends in the pharmaceutical industry or in pharmaceutical outsourcing; the Company’s ability to compete successfully with other services in the market; the Company’s ability to maintain large client contracts or to enter into new contracts; uncertainties related to future incentive payments and revenue share agreements; and the Company’s ability to operate successfully in new lines of business.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTIV HEALTH, INC.

Date: November 14, 2003	By:	/s/ John R. Emery
Name: John R. Emery
Title: Chief Financial Officer
(Principal Accounting and Financial Officer)

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press Release of Ventiv Health, Inc., dated November 12, 2003

99.2	Transcript of Company Conference Call held on November 13, 2003